 Exhibit 10.5.2

_____, 2020

Gentlemen:

Ackrell SPAC Partners I Co. (“Corporation”), a blank check company formed for the purpose of acquiring one or more businesses or entities (a “Business Combination”), intends to register its securities under the Securities Act of 1933, as amended (“Securities Act”), in connection with its initial public offering (“IPO”). The Corporation currently anticipates selling units (“Unit”) in the IPO, each comprised of one subunit (“Subunit”) and one-half of a warrant (“Warrant”). Each subunit consists of one share of common stock, par value $0.0001 per share of the Corporation (“Common Stock”) and one-half of a Warrant. Each whole Warrant entitles the holder to purchase one share of Common Stock at a price of $11.50 per share.

The undersigned hereby commits to purchase an aggregate of 50,000 units of the Corporation (“Initial Units”) at $10.00 per Initial Unit for an aggregate purchase price of $500,000 (the “Initial Purchase Price”). Additionally, if the underwriters in the IPO (“Underwriters”) exercise their over-allotment option in full or part, the undersigned further commits to purchase up to an additional 7,500 Units (“Additional Units” and together with the Initial Units, the “Private Units”) at $10.00 per Additional Unit, for an aggregate purchase price of up to $75,000 (the “Over-Allotment Purchase Price” and together with the Initial Purchase Price, the “Purchase Price”). At least 24 hours prior to the effective date (“Effective Date”) of the Corporation’s registration statement filed in connection with the IPO (“Registration Statement”), the undersigned will cause the Purchase Price to be delivered to the Trust Fund by wire transfer. Simultaneously with the consummation of all or any part of the over-allotment option, the undersigned shall deposit the pro-rata portion of the Over-Allotment Purchase Price, based upon the amount of the over-allotment option that has been exercised, without interest or deduction, into the Trust Fund. The undersigned agrees that if the size of the IPO is increased or decreased for any reason, the amount of the undersigned’s investment will be either increased or decreased, as applicable, so that the undersigned’s percentage of the aggregate investment in Private Units made by the undersigned and other investors of the Company remains the same. If the size of the offering is increased, the undersigned agrees that it will deliver the purchase price for such additional Private Units as promptly as is reasonably practicable following the increase if it is on the Effective Date. If the size of the offering is decreased, the unused portion of the Purchase Price shall be returned to the undersigned.

The consummation of the purchase and issuance of the Initial Units and Additional Units (if any) shall occur simultaneously with the consummation of the IPO and over-allotment option, respectively. If the Corporation does not complete the IPO within thirty (30) days from the Effective Date, the Purchase Price (without interest or deduction) will be returned to the undersigned.

The Private Units, Subunits and underlying Warrants (“Private Subunits” and “Private Warrants”, respectively) will be identical to the units, subunits and warrants to be sold by the Corporation in the IPO, except that:

●	the undersigned agrees to vote the shares of Common Stock included in the Private Units (“Private Shares”) in favor of any proposed Business Combination;

●	the Private Warrants included in the Private Units and Private Subunits (i) will not be redeemable by the Corporation and (ii) may be exercised for cash or on a cashless basis, as described in the Registration Statement, in each case so long as they are held by the undersigned or any of its permitted transferees;

●	the undersigned agrees not to seek conversion, or seek to sell such shares in any tender offer, in connection with any amendment to the Corporation’s charter documents or any proposed Business Combination with respect to the Private Shares;

●	the Private Units and underlying securities will not be transferable by the undersigned until the consummation of a Business Combination (subject to certain exceptions as described in the Registration Statement and set forth in the warrant agreement governing the Private Warrants);

●	the Private Units, Private Subunits and underlying securities will be subject to customary registration rights, pursuant to a registration rights agreement on terms agreed upon by the Corporation and the Underwriters to be filed as an exhibit to the Registration Statement;

●	the undersigned will not participate in any liquidation distribution with respect to the Private Units, Private Subunits or the underlying securities (but will participate in liquidation distributions with respect to any units or shares of Common Stock purchased by the undersigned in the IPO or in the open market after the IPO) if the Corporation fails to consummate a Business Combination; and

●	the Private Units, Private Subunits and the underlying securities will include any additional terms or restrictions as is customary in other similarly structured blank check company offerings or as may be reasonably required by the Underwriters in order to consummate the IPO, which terms or restrictions will be described in the Registration Statement.

The undersigned acknowledges and agrees that it will execute agreements in form and substance typical for transactions of this nature necessary to effectuate the foregoing agreements and obligations prior to the consummation of the IPO as are reasonably acceptable to the undersigned, including but not limited to (i) an insider letter, (ii) an escrow agreement and (iii) a registration rights agreement.

The undersigned hereby represents and warrants that, as applicable:

(a)	it has been advised that the Private Units, Private Subunits and the underlying securities have not been registered under the Securities Act;

(b)	it is acquiring the Private Units and Private Subunits and the underlying securities for its account for investment purposes only;

(c)	it has no present intention of selling or otherwise disposing of the Private Units, Private Subunits or the underlying securities in violation of the securities;

(d)	it is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended;

(e)

it has had both the opportunity to ask questions and receive answers from the officers and directors of the Corporation and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder;

(f)	it is familiar with the proposed business, management, financial condition and affairs of the Corporation;

(g)	it has full power, authority and legal capacity to execute and deliver this letter and any documents contemplated herein or needed to consummate the transactions contemplated in this letter; and

(h)	this letter constitutes a legal, valid and binding obligation, and is enforceable against it.

The undersigned further acknowledges and agrees that the Private Units, Private Subunits and underlying securities and the related registration rights will be deemed compensation by the Financial Industry Regulatory Authority (“FINRA”) and will therefore, pursuant to Rule 5110(e)(1) of the FINRA Manual, be subject to lock-up for a period of 180 days immediately following the date of effectiveness or commencement of sales in the IPO, subject to FINRA Rule 5110(e)(2). Additionally, the Private Units, Private Subunits and underlying securities and the related registration rights may not be sold, transferred, assigned, pledged or hypothecated during the foregoing 180 day period following the effective date of the Registration Statement except to any underwriter or selected dealer participating in the IPO and the bona fide officers or partners of the undersigned and any such participating underwriter or selected dealer. Additionally, the Private Units, Private Subunits and underlying securities and the related registration rights will not be the subject of any hedging, short sale, derivative, put or call transaction that would result in the economic disposition of such securities by any person for a period of 180 days immediately following the date of effectiveness or commencement of sales in the IPO. Additionally, the undersigned may not exercise demand or piggyback rights with respect to the Private Units, Private Subunits and underlying securities after five (5) and seven (7) years, respectively, from the effective date of the Registration Statement and may not exercise demand rights on more than one occasion. Furthermore, in compliance with FINRA Rule 5110(f)(2)(G), the registration rights granted to the undersigned are limited to demand and “piggy back” rights for periods of five and seven years, respectively, from the effective date of the prospectus related to the IPO and the undersigned may only exercise its demand rights on one occasion.

Very truly yours,

EARLYBIRDCAPITAL, INC.

By:
Name:
Title:

Accepted and Agreed:

ACKRELL SPAC PARTNERS I CO.

By:
Name:
Title:

[Signature Page to Sponsor Subscription Agreement]